UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2013

NiSource Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16189	35-2108964
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer Identification No.)

801 East 86th Avenue Merrillville, Indiana		46410
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (877) 647-5990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 14, 2013, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”). Set forth below are the matters acted upon by Company stockholders at the Annual Meeting as described in the Company’s Proxy Statement filed on April 12, 2013, and the final voting results on each such matter.

Proposal I: Election of Directors. The number of votes cast for and against each nominee, as well as the number of abstentions and broker non-votes, were as follows:

Name of Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Richard A. Abdoo	241,056,196	2,429,482	1,167,479	23,396,465
Aristides S. Candris	241,276,463	2,228,406	1,148,288	23,396,465
Sigmund L. Cornelius	213,140,341	30,389,399	1,123,417	23,396,465
Michael E. Jesanis	241,487,558	1,964,873	1,200,725	23,396,465
Marty R. Kittrell	241,198,538	2,322,545	1,132,074	23,396,465
W. Lee Nutter	240,943,744	2,530,206	1,179,207	23,396,465
Deborah S. Parker	240,785,775	2,792,216	1,075,166	23,396,465
Robert C. Skaggs, Jr.	241,612,884	2,132,941	907,332	23,396,465
Teresa A. Taylor	240,957,428	2,614,484	1,081,245	23,396,465
Richard L. Thompson	240,883,227	2,631,779	1,138,151	23,396,465
Carolyn Y. Woo	239,358,128	4,304,647	990,382	23,396,465

Each nominee, having received more votes in favor of his or her election than against election, was elected.

Proposal II: Ratification of Independent Registered Public Accountants. The number of votes cast for and against this matter, as well as the number of abstentions, were as follows:

Votes For	Votes Against	Abstentions
264,232,205	2,851,393	966,024

There were no broker non-votes as to Proposal II.

Proposal II, having received the affirmative vote of the holders of at least a majority of the shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting, was approved.

Proposal III: Advisory Approval of Executive Compensation. The number of votes cast for and against this matter, as well as the number of abstentions, were as follows:

Votes For	Votes Against	Abstentions
234,847,191	7,760,135	2,045,831

There were 23,396,465 broker non-votes as to Proposal III.

Proposal III, having received the affirmative vote of the holders of at least a majority of the shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting, was approved on an advisory basis.

Proposal IV: Stockholder Proposal Regarding Action by Written Consent. The number of votes cast for and against this matter, as well as the number of abstentions, were as follows:

Votes For	Votes Against	Abstentions
95,078,443	147,491,237	2,083,477

There were 23,396,465 broker non-votes as to Proposal IV.

Proposal IV, having failed to receive the affirmative vote of the holders of at least a majority of the shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting, was not approved.

Proposal V: Stockholder Proposal to Establish a Policy to End Benchmarking CEO Compensation. The number of votes cast for and against this matter, as well as the number of abstentions, were as follows:

Votes For	Votes Against	Abstentions
14,970,231	227,505,663	2,177,263

There were 23,396,465 broker non-votes as to Proposal V.

Proposal V, having failed to receive the affirmative vote of the holders of at least a majority of the shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting, was not approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NiSource Inc.
(Registrant)

Date: May 16, 2013	By:	/s/ Robert E. Smith

Robert E. Smith
Vice President and
Corporate Secretary